ACQUISITION OF INTERESTS IN THE ATHABASCA OIL SANDS PROJECT AND OTHER ASSETS	12 Months Ended
Dec. 31, 2017
Business Combinations1 [Abstract]
ACQUISITION OF INTERESTS IN THE ATHABASCA OIL SANDS PROJECT AND OTHER ASSETS
ACQUISITION OF INTERESTS IN THE ATHABASCA OIL SANDS PROJECT AND OTHER ASSETS
On May 31, 2017, the Company completed the acquisition of a direct and indirect 70% interest in AOSP from Shell Canada Limited and certain subsidiaries (“Shell”) and an affiliate of Marathon Oil Corporation (“Marathon"), including a 70% interest in the mining and extraction operations north of Fort McMurray, Alberta, 70% of the Scotford Upgrader and Quest Carbon Capture and Storage ("CCS") project, and a 100% working interest in the Peace River thermal in situ operations and Cliffdale heavy oil field, as well as other oil sands leases. The Company also assumed certain pipeline and other commitments (see note 19). The Company consolidates its direct and indirect interest in the assets, liabilities, revenue and expenses of AOSP and other assets in proportion to the Company’s interests.
Total purchase consideration of $12,541 million, subject to closing adjustments, was comprised of cash payments of $8,217 million, approximately 97.6 million common shares of the Company issued to Shell with a fair value of approximately $3,818 million, and deferred purchase consideration of $506 million (US$375 million) payable to Marathon in March 2018. The fair value of the Company's common shares was determined using the market price of the shares as at the acquisition date.
In connection with the acquisition of AOSP and other assets, the Company arranged acquisition financing of $1.8 billion of medium-term notes in Canada, US$3 billion of long-term notes in the United States and a $3 billion non-revolving term loan facility (see note 10).
The acquisition has been accounted for as a business combination using the acquisition method of accounting. The allocation of the purchase price was based on management's best estimates of the fair value of the assets and liabilities acquired as at the acquisition date. Key assumptions used in the determination of estimated fair value were future commodity prices, expected production volumes, quantity of reserves, asset retirement obligations, future development and operating costs, discount rates, income taxes and foreign exchange rates. The fair value of accounts receivable, inventory, accounts payable and accrued liabilities approximated their carrying values due to the liquid nature of the assets and liabilities.
The following provides a summary of the net assets acquired and (liabilities) assumed relating to the acquisition:

Cash	$93
Other working capital	291
Property, plant and equipment	14,181
Exploration and evaluation assets	290
Asset retirement obligations	(721)
Other long-term liabilities	(73)
Deferred income taxes	(1,287)
Net assets acquired	$12,774
Total purchase consideration	12,541
Gain on acquisition before transaction costs	$233

The Company recognized a gain of $230 million, net of transaction costs of $3 million, representing the excess of the fair value of the net assets acquired compared to total purchase consideration. The above amounts are estimates, and may be subject to change based on the receipt of new information.
As a result of the acquisitions, revenue increased by $2,872 million to $16,651 million and net operating income (comprised of revenue less production, and transportation, blending, and feedstock expense) increased by $1,166 million to $8,138 million for the year ended December 31, 2017. If the acquisitions had occurred on January 1, 2017, the Company estimates that pro forma revenue would have increased by $2,181 million to $18,832 million and pro forma net operating income would have increased by $735 million to $8,873 million for the year ended December 31, 2017. Readers are cautioned that pro forma revenue and pro forma net operating income are not necessarily indicative of the results of operations that would have resulted had the acquisition actually occurred on January 1, 2017, or of future results. Actual results would have been different and those differences may have been material in comparison to the pro forma information provided. Pro forma results are based on available historical information for the assets as provided to the Company and do not include any synergies that have arisen subsequent to the acquisition date.